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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 15,2006

                             DRESSER-RAND GROUP INC.
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             (Exact name of registrant as specified in its Charter)

          Delaware                      001-32586                 20-1780492
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(State or other jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)

     1200 W. Sam Houston Parkway N., Houston, Texas               77043
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (713) 467-2221

                     Paul Clark Drive, Olean, New York 14760
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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              On May 15, 2006, the Company issued a news release
              announcing its 2006 First Quarter results. The News Release is attached hereto as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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              (d)    Exhibits
                     99.1    Dresser-Rand Group Inc.  News Release dated
                             May 15, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DRESSER-RAND GROUP INC
                                                 (Registrant)

Date:  May 15, 2006                         By:  /s/ Randy D. Rinicella
                                                 -------------------------------
                                                 Randy D. Rinicella
                                                 Vice President, General Counsel
                                                 and Secretary

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                             DRESSER-RAND GROUP INC.

                                  EXHIBIT INDEX

EXHIBIT NO.     SUBJECT MATTER
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99.1            News Release dated 15, 2006

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